Exhibit 99.1

Duma Energy Acquires Interest in 5.3 Million-Acre African Concession

Houston, Texas - August 8, 2012 - Duma Energy Corp. (OTCBB: DUMA) ("Duma" or the "Company") today announced that it has entered into an agreement, dated August 7, 2012 (the "Agreement"), to acquire Namibia Exploration, Inc. ("NEI"), a company organized under the laws of the State of Nevada, USA. As a result of the completion of the acquisition, NEI would become a wholly-owned subsidiary of Duma. NEI holds the rights to a 39% working interest in an onshore Namibian petroleum concession measuring approximately 5.3 million acres.

"The Owambo Basin in Namibia, where our concession is located, is in the northern part of the country near the BORDER=0 of Angola. The exploration potential of this large concession is high and the preliminary data is encouraging," stated Jeremy G. Driver, Chairman and CEO of Duma. He went on to say, "This acquisition fits our stated strategy of producing domestic cash flow in order to fund high impact international opportunities."

"Africa remains a vastly under-explored continent despite increasing discoveries in recent years of world class oil and gas reserves by companies such as Kosmos (NYSE:KOS) and Tullow PLC (LON:TLW). Major and independent players such as Chevron (NYSE:CVX) and Hyperdynamics (NYSE:HDY) have secured huge acreage positions and are budgeting billions of dollars for exploration," said Pasquale Scaturro, Hydrocarb's President and Chief Operating Officer. Mr. Scaturro further stated, "The Owambo Basin concession is over 5 million acres, roughly the size of Massachusetts. It has all of the key ingredients for becoming a major oil province, including good reservoir and source rocks that extend into southern Angola, one of the top oil producers in Africa. The commercial terms of our Petroleum Contract are highly favorable and since our concessions are onshore, operating and exploration costs are a fraction of those offshore."

As a consequence of the completion of the acquisition, Duma, through NEI, will have acquired and been assigned a 39% working interest (43.33% cost responsibility) in and to an onshore African petroleum concession (the "Concession") located in the Republic of Namibia which is approximately 5.3 million acres in size and covered by Petroleum Exploration License No. 0038 as issued by the Republic of Namibia Ministry of Mines and Energy. Duma will then hold its indirect working interest in the Concession in partnership with the National Petroleum Corporation of Namibia Ltd. ("NPC Namibia") and Hydrocarb Namibia Energy Corporation ("Hydrocarb Namibia"), a company chartered in the Republic of Namibia and which is a majority owned subsidiary of Hydrocarb Corporation ("Hydrocarb"), a company organized under the laws of the State of Nevada, USA. Hydrocarb Namibia, as operator of the Concession, will then hold a 51% working interest (56.67% cost responsibility) in the Concession and NPC Namibia will then hold a 10% carried working interest in the Concession. The assignment of the 39% working interest to NEI from Hydrocarb Namibia is subject to the prior approval of the government of the Republic of Namibia.

Pursuant to the terms of the Agreement, Duma is required to issue shares of stock as consideration for the acquisition in accordance with particular milestones based upon market capitalization levels which must be reached within 10 years after the closing of the Agreement. The shares of Duma to be issued pursuant to the Agreement have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state in the United States, and were issued in reliance upon an exemption from registration under the Act. The securities may not be offered or sold in the United States absent registration under the Act or an applicable exemption from such registration requirements.

Further information on this transaction can be found in the Company's Form 8-K which will be filed with the SEC shortly.

The Company will also be updating its website to include further information regarding this acquisition and the Namibian concession. A short video has been made available at www.duma.com

About Duma Energy Corp.

Duma Energy Corp. (DUMA) is an aggressive growth company actively producing oil and gas in the continental United States, both on and offshore. Duma Energy will continue increasing revenue, cash flow and reserves to fund its aggressive growth through acquisition and participation in projects with the potential of providing exponential returns for shareholders. Further information can be found on Duma's website at www.duma.com.

About Hydrocarb Corporation

Hydrocarb Corporation is a privately held energy exploration and production company targeting major under-explored oil and gas projects in emerging, highly prospective regions of the world. With headquarters in Houston, Texas, Hydrocarb maintains offices in Abu Dhabi, UAE and Windhoek, Namibia. For further information: www.hydrocarb.com

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Safe Harbor Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.  Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of oil or gas resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the oil and gas industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage.  Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law.  Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov).  Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.  Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate.  Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC.

This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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